As filed with the Securities and Exchange Commission on July 9, 2003

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number  811-07959
                                                     ---------

                             ADVISORS SERIES TRUST
                             ---------------------
               (Exact name of registrant as specified in charter)

                            615 EAST MICHIGAN STREET
                              MILWAUKEE, WI  53202
                            ------------------------
              (Address of principal executive offices) (Zip code)

                                ERIC M. BANHAZL
                                ---------------
                             ADVISORS SERIES TRUST
                             ---------------------
                       2020 EAST FINANCIAL WAY, SUITE 100
                              GLENDORA, CA  91741
                              -------------------
                    (Name and address of agent for service)

                                 (414) 765-5344
                                 --------------
               Registrant's telephone number, including area code

Date of fiscal year end: APRIL 30, 2003
                         --------------

Date of reporting period: APRIL 30, 2003
                          --------------

ITEM 1. REPORTS TO STOCKHOLDERS.
--------------------------------

               (NATIONAL ASSET MANAGEMENT CORE EQUITY FUND LOGO)

                                 NATIONAL ASSET
                                   MANAGEMENT
                                      CORE
                                  EQUITY FUND

                                 ANNUAL REPORT

                               FOR THE YEAR ENDED
                                 APRIL 30, 2003

May 28, 2003

Dear Fellow Shareholder:

We are pleased to provide you with this shareholder update on the National Asset Management Core Equity Fund. The Fund's value increased by 2.12% over the six-month period ended April 30th. The S&P 500 Index, which is the Fund's benchmark, gained 4.48% over the same period. The recent gain in the Fund's value could not offset the pronounced market weakness during 2002's last eight months. Accordingly, the Fund's twelve-month return showed a decline of 18.26%. The S&P 500 declined by 13.31% over the same period. Since inception on June 2, 1999, the Fund's annualized return of -7.01% has slightly out-performed the S&P 500 Index which lost 7.18% annualized.

The equity market continued to be highly volatile over the last six months.
This isn't totally surprising given a seemingly unending stream of negative news with which we all had to cope. Geopolitical issues trumped fundamental economic news during much of the period. Investor anxiety leading up to the war with Iraq greatly overshadowed continuing steady improvement in U.S. corporate earnings.

Following a fairly rare three consecutive calendar years of negative returns from the equity market, many investors had entered 2003 hoping for signs that the bear market might soon end. Then January and February both logged negative numbers and it seemed we were well on our way to a fourth year of negative results. However, just as U.S.-led military action in Iraq became inevitable, investors began to look ahead and a strong rally materialized. Starting on March 12, literally just days before commencement of the military campaign in Iraq, the S&P 500 moved up off recent cyclical lows and climbed steadily as the war news improved. By April 30th that Index had climbed 15% above the March low.

Then as fighting in Iraq wound down, investor focus returned to economic issues just as first quarter earnings reports were being released. These reports documented accelerating profit growth amidst continuing modest U.S. economic recovery. Aggregate earnings for S&P 500 companies were approximately 13% higher than over the same period a year ago and the first quarter of 2003 was the sixth consecutive quarter of positive growth in U.S. gross domestic product, after adjustments for inflation.

The Fund's Multiple Attribute philosophy continues to provide good diversification across three different types of stocks. The portfolio includes investments in stocks demonstrating earnings growth more rapid than that of the broad market's, stocks that currently sell at a relatively low ratio of price to earning per share, and stocks that pay an above average dividend yield. We currently have a slight emphasis in growth stocks, which are benefiting from the improving economy. The Fund is still broadly diversified across the major economic sectors of the large capitalization equity market. Bottom-up security selection continues to dominate portfolio activity due to the lack of any overwhelming evidence emerging from the macro economic environment that would favor a more thematic approach. Several economically sensitive stocks that are paying above average dividends were added during the period.

The largest sector weighting continues to be in financial stocks, which comprise 24% of the portfolio. These stocks currently offer good value and are benefiting from the low interest rate environment. Technology stocks constitute the next largest weight composing 16% of the portfolio, a slight over weighting when compared to the S&P 500 Index. Our technology holdings are generally considered the market leaders in their respective industry segments and we feel should be among the first to recover when conditions begin to improve in the tech sector.

As mentioned above, the three-year bear market, which started in March of 2000, began 2003 with no conclusive sign that it is over. However, over the last nine months the market's performance probably "felt" worse than it actually was. After a significant decline in the first seven months of 2002, the market basically traded in a flat range while digesting many negative headlines. The S&P 500 first reached one of several recent low points last July. While having revisited the July 2002 low level two more times, the S&P 500 has also twice rebounded while trading within a range bounded by price levels of 775 and 950. This type of sideways trading, especially in a period of major unsettling news background, often indicates that a bear market may be ending to be followed by generally gradual improvement. Hopefully, a combination of further economic recovery, continued earnings growth, and some likely new pro-investment tax initiatives can under gird further stock market recovery as we go forward.

Our goal for the Fund remains to earn an attractive long-term total investment return. We continue to pursue this goal by staying fully invested in the stock market and by using two classic investment approaches, value and growth investing, in the portfolio. This philosophy is implemented by diversifying the portfolio with investments in three different types of stocks: growth, yield, and low P/E. Each performs differently during different economic conditions, but each attribute has performed quite well over the long term and when blended together we feel they have produced excellent results.

We thank you for your support and the trust you have expressed in us by investing in the Fund. We also acknowledge that the Fund started up just as a major bear market was about to unfold. Now, we look forward to a time of more positive market conditions and to reporting pleasing investment returns to you.

Sincerely,

INVESCO-National Asset Management Equity Team

Opinions expressed are those of the INVESCO-National Asset Management Equity Team and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Sector allocations are as of 04/30/03 and are subject to change at any time.

The S&P 500 Index is an unmanaged index commonly used to measure performance of U.S. stocks. One cannot invest directly in an index.

Mutual fund investing involves risk.  Principal loss is possible.

The information contained in this report is authorized for us when preceded or accompanied by a prospectus.

The Fund is distributed by Quasar Distributors, LLC.  06/03

                   NATIONAL ASSET MANAGEMENT CORE EQUITY FUND

 Comparison of the change in value of a hypothetical $10,000 investment in the National Asset Management Core Equity Fund versus the S&P 500 Composite Stock
                                  Price Index.

                      National Asset Management            S&P 500 Composite
         Date              Core Equity Fund                Stock Price Index
         ----              ----------------                -----------------
        6/2/1999               $10,000                          $10,000
       7/31/1999               $10,410                          $10,279
      10/31/1999               $10,720                          $10,577
       1/31/2000               $10,915                          $10,853
       4/30/2000               $11,426                          $11,337
       7/31/2000               $11,266                          $11,199
      10/31/2000               $11,746                          $11,220
       1/31/2001               $11,416                          $10,754
       4/30/2001               $10,497                           $9,866
       7/31/2001               $10,174                           $9,594
      10/31/2001                $8,881                           $8,425
       1/31/2002                $9,848                           $9,017
       4/30/2002                $9,208                           $8,619
       7/31/2002                $7,858                           $7,327
      10/31/2002                $7,371                           $7,152
       1/31/2003                $7,039                           $6,941
       4/30/2003                $7,527                           $7,472

                                                               Since Inception
Average Annual Total Return as of April 30, 2003      1-year       (6/2/99)
------------------------------------------------      ------   ---------------
National Asset Management Core Equity Fund            -18.26%       -7.01%
S&P 500 Composite Stock Price Index                   -13.31%       -7.18%

The Fund commenced operations on June 2, 1999.

Past performance is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions, or redemption of Fund shares. Share value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original investment. Indices do not incur expenses and are not available for investment.

The S&P 500 Composite Stock Price Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

Average annual total return represents the average change in account value over the periods indicated.

SCHEDULE OF INVESTMENTS AT APRIL 30, 2003

Shares       COMMON STOCKS:  98.12%                                   Value
------       ---------------------                                    -----
             BASIC INDUSTRY:  6.30%
   5,500     Air Products and Chemicals, Inc.                      $   236,885
   3,110     Emerson Electric Co.                                      157,677
   4,210     Phelps Dodge Corp.*<F1>                                   131,310
   5,450     Praxair, Inc.                                             316,536
   3,790     Weyerhaeuser Co.                                          187,946
                                                                   -----------
                                                                     1,030,354
                                                                   -----------

             CAPITAL GOODS:  13.16%
   3,440     Deere & Co.                                               151,463
  22,332     General Electric Co.                                      657,677
   9,420     Honeywell International, Inc.                             222,312
   8,660     Ingersoll-Rand Co. - Class A#<F2>                         381,733
  17,290     Masco Corp.                                               364,300
   8,210     The Boeing Co.                                            223,969
   2,400     United Technologies Corp.                                 148,344
                                                                   -----------
                                                                     2,149,798
                                                                   -----------

             CHEMICALS - DIVERSIFIED:  2.46%
   5,720     E.I. Du Pont de Nemours and Co.                           243,272
   3,280     PPG Industries, Inc.                                      159,113
                                                                   -----------
                                                                       402,385
                                                                   -----------

             COMMUNICATIONS:  0.88%
   6,140     SBC Communications, Inc.                                  143,430
                                                                   -----------

             CONSUMER CYCLICAL:  11.55%
   4,550     Harley-Davidson, Inc.                                     202,202
   2,000     Johnson Controls, Inc.                                    164,480
   3,780     Kohl's Corp. *<F1>                                        214,704
   6,500     Newell Rubbermaid, Inc.                                   198,120
   9,020     Target Corp.                                              301,629
   7,236     The Home Depot, Inc.                                      203,549
  10,712     Wal-Mart Stores, Inc.                                     603,300
                                                                   -----------
                                                                     1,887,984
                                                                   -----------

             CONSUMER STAPLES:  6.16%
   8,670     PepsiCo, Inc.                                             375,238
   1,940     The Procter & Gamble Co.                                  174,309
   7,950     Walgreen Co.                                              245,337
   3,730     Wm. Wrigley Jr. Co.                                       211,528
                                                                   -----------
                                                                     1,006,412
                                                                   -----------

             ENERGY:  5.49%
   5,393     ChevronTexaco Corp.                                       338,734
  13,762     Exxon Mobil Corp.                                         484,422
   1,770     Schlumberger Limited                                       74,216
                                                                   -----------
                                                                       897,372
                                                                   -----------

             FINANCE:  23.70%
   6,487     American International Group, Inc.                        375,922
  13,786     Citigroup, Inc.                                           541,100
   6,900     Fannie Mae                                                499,491
   2,680     Fifth Third Bancorp                                       132,121
   4,440     Freddie Mac                                               257,076
   2,600     MGIC Investment Corp.                                     118,196
   6,060     Morgan Stanley                                            271,185
  12,158     Radian Group, Inc.                                        482,673
   5,720     State Street Corp.                                        200,372
   4,430     The Allstate Corp.                                        167,410
   8,830     The Bank of New York Co., Inc.                            233,553
   4,510     The Goldman Sachs Group, Inc.                             342,309
   8,170     The PMI Group, Inc.                                       251,799
                                                                   -----------
                                                                     3,873,207
                                                                   -----------

             HEALTHCARE:  12.19%
   9,110     Johnson & Johnson                                         513,440
   7,780     Medtronic, Inc.                                           371,417
   4,713     Merck & Co, Inc.                                          274,202
  13,610     Pfizer, Inc.                                              418,508
   7,280     Tenet Healthcare Corp.*<F1>                               108,035
   7,050     Wyeth                                                     306,887
                                                                   -----------
                                                                     1,992,489
                                                                   -----------

             TECHNOLOGY:  16.23%
  10,720     Altera Corp.*<F1>                                         169,483
  28,222     Cisco Systems, Inc.*<F1>                                  423,330
  11,360     Dell Computer Corp.*<F1>                                  329,213
   7,800     EMC Corp.*<F1>                                             70,902
  18,008     Intel Corp.                                               330,807
  11,840     Jabil Circuit, Inc.*<F1>                                  221,408
   3,440     Maxim Integrated Products, Inc.                           135,295
  21,990     Microsoft Corp.                                           562,064
  18,360     Oracle Corp.*<F1>                                         218,117
   5,990     QUALCOMM, Inc.                                            191,021
                                                                   -----------
                                                                     2,651,640
                                                                   -----------
             Total Common Stocks
               (Cost $18,819,624)                                   16,035,071
                                                                   -----------

             SHORT-TERM INVESTMENTS:  2.02%
             ------------------------------
 330,370     Federated Cash Trust Series II
               (Cost $330,370)                                         330,370
                                                                   -----------
             Total Investment in Securities
               (Cost $19,149,994):  100.14%                         16,365,441
             Liabilities in Excess of Other
               Assets:  (0.14%)                                        (23,205)
                                                                   -----------
             Net Assets:  100.00%                                  $16,342,236
                                                                   -----------
                                                                   -----------

 *<F1>  Non-income producing security.
 #<F2>  U.S. Security of foreign issuer.

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES AT APRIL 30, 2003

ASSETS
   Investments in securities, at value
     (identified cost $19,149,994)                                 $16,365,441
   Receivables
       Dividends                                                        14,743
   Prepaid expenses                                                      2,482
                                                                   -----------
           Total assets                                             16,382,666
                                                                   -----------

LIABILITIES
   Payables
       Due to Advisor                                                      762
       Due to Administrator                                              2,600
   Accrued expenses                                                     37,068
                                                                   -----------
           Total liabilities                                            40,430
                                                                   -----------

NET ASSETS                                                         $16,342,236
                                                                   -----------
                                                                   -----------

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  [$16,342,236/2,208,638 shares outstanding;
  unlimited number of shares (par value $0.01) authorized]               $7.40
                                                                         -----
                                                                         -----

COMPONENTS OF NET ASSETS
   Paid-in capital                                                 $25,483,515
   Undistributed net investment income                                  79,467
   Accumulated net realized loss on investments                     (6,436,193)
   Net unrealized depreciation on investments                       (2,784,553)
                                                                   -----------
       Net assets                                                  $16,342,236
                                                                   -----------
                                                                   -----------

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED APRIL 30, 2003

INVESTMENT INCOME
   Income
       Dividend income                                             $   262,959
                                                                   -----------

   Expenses
       Advisory fees (Note 3)                                           96,571
       Administration fees (Note 3)                                     38,628
       Professional fees                                                24,503
       Fund accounting fees                                             22,498
       Custodian fees                                                   15,502
       Transfer agent fees                                              13,002
       Registration fees                                                 7,516
       Trustees' fees                                                    6,398
       Reports to shareholders                                           6,001
       Miscellaneous                                                     6,000
       Insurance fees                                                    2,336
                                                                   -----------
           Total expenses                                              238,955
           Less, advisory fee waiver (Note 3)                          (55,469)
                                                                   -----------
           Net expenses                                                183,486
                                                                   -----------
               Net investment income                                    79,473
                                                                   -----------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   Net realized loss from security transactions                     (5,368,001)
   Net change in unrealized depreciation on investments                773,520
                                                                   -----------
       Net realized and unrealized loss on investments              (4,594,481)
                                                                   -----------
           NET DECREASE IN NET ASSETS
             RESULTING FROM OPERATIONS                             $(4,515,008)
                                                                   -----------
                                                                   -----------

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                   Year Ended      Year Ended
                                                 April 30, 2003  April 30, 2002
                                                 --------------  --------------
DECREASE IN NET ASSETS FROM
OPERATIONS:
   Net investment income                           $    79,473     $    35,362
   Net realized loss on
     security transactions                          (5,368,001)     (1,068,192)
   Net change in unrealized
     depreciation on investments                       773,520      (2,209,330)
                                                   -----------     -----------
       NET DECREASE IN NET ASSETS
         RESULTING FROM OPERATIONS                  (4,515,008)     (3,242,160)
                                                   -----------     -----------

DIVIDENDS AND DISTRIBUTIONS
  TO SHAREHOLDERS
   Net investment income                               (34,779)        (13,956)
   Net realized gain on security transactions               --        (109,543)
                                                   -----------     -----------
                                                       (34,779)       (123,499)
                                                   -----------     -----------

TRANSACTIONS IN SHARES OF
  BENEFICIAL INTEREST
   Net (decrease)/increase  in net assets
     derived from net change
     in outstanding shares (a)<F3>                  (2,901,801)      2,708,667
                                                   -----------     -----------
       TOTAL DECREASE IN NET ASSETS                 (7,451,588)       (656,992)
                                                   -----------     -----------

NET ASSETS
Beginning of period                                 23,793,824      24,450,816
                                                   -----------     -----------
END OF PERIOD                                      $16,342,236     $23,793,824
                                                   -----------     -----------
                                                   -----------     -----------
Undistributed net investment income                $    79,467     $    34,773
                                                   -----------     -----------
                                                   -----------     -----------

(a)<F3>  A summary of shares transactions is as follows:

                                  Year Ended                 Year Ended
                                April 30, 2003             April 30, 2002
                             --------------------        -------------------
                             Shares         Value        Shares        Value
                             ------         -----        ------        -----
Shares sold                  256,382     $ 1,977,605     524,090    $5,211,817
Shares issued in
  reinvestment of
  distributions                4,018          28,450      10,791       103,813
Shares redeemed             (674,920)     (4,907,856)   (265,748)   (2,606,963)
                            --------     -----------    --------    ----------
Net (decrease)/increase     (414,520)    $(2,901,801)    269,133    $2,708,667
                            --------     -----------    --------    ----------
                            --------     -----------    --------    ----------

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                Year           Year           Year    June 2, 1999*<F4>
                                               Ended          Ended          Ended         through
                                             April 30,      April 30,      April 30,      April 30,
                                                2003           2002           2001           2000
                                                ----           ----           ----           ----
Net asset value,
  beginning of period                          $ 9.07         $10.39         $11.42         $10.00
                                               ------         ------         ------         ------

Income from
  investment operations:
   Net investment income                         0.03           0.01           0.01           0.01
   Net realized and
     unrealized (loss)/gain
     on investments                             (1.69)         (1.28)         (0.92)          1.42
                                               ------         ------         ------         ------
Total from
  investment operations                         (1.66)         (1.27)         (0.91)          1.43
                                               ------         ------         ------         ------

Less distributions:
   From net
     investment income                          (0.01)         (0.01)         (0.01)         (0.01)
   From net
     realized gains                                --          (0.04)         (0.11)            --
                                               ------         ------         ------         ------
                                                (0.01)         (0.05)         (0.12)         (0.01)
                                               ------         ------         ------         ------

Net asset value,
  end of period                                $ 7.40         $ 9.07         $10.39         $11.42
                                               ------         ------         ------         ------
                                               ------         ------         ------         ------

Total return                                   (18.26%)       (12.28%)        (8.13%)        14.26%++<F6>

Ratios/supplemental data:
Net assets,
  end of period (000)                         $16,342        $23,794        $24,451        $10,606

Ratio of expenses to
  average net assets:
   Before expense
     reimbursement                               1.24%          1.13%          1.27%          5.47%+<F5>
   After expense
     reimbursement                               0.95%          0.95%          0.95%          0.95%+<F5>

Ratio of net investment income
  to average net assets:
   After expense
     reimbursement                               0.41%          0.14%          0.12%          0.14%+<F5>

Portfolio turnover rate                         30.37%         29.99%         21.88%         20.80%

 *<F4>  Commencement of operations.
 +<F5>  Annualized.
++<F6>  Not Annualized.

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS APRIL 30, 2003

NOTE 1 - ORGANIZATION

   The National Asset Management Core Equity Fund (the "Fund") is a series of shares of beneficial interest of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund began operations on June 2, 1999. The investment objective of the Fund is to earn a high total return consisting of capital appreciation and current income by investing in common stocks of large and middle capitalization U.S. companies.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

   A. Security Valuation: The Fund's investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. Short-term investments (maturities of 60 days or less) are valued at amortized cost, which approximates market value.

      Effective June 13, 2003, the Board of Trustees amended the valuation procedures to allow for the use of the NASDAQ Official Closing Price
      (NOCP) for securities primarily traded on the NASDAQ National Market System, when applicable.

   B. Federal Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

   C. Security Transactions, Dividends and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differs from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent such amounts are reclassified with the capital accounts based on their Federal tax treatment.

   D. Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER
         TRANSACTIONS WITH AFFILIATES

   For the year ended April 30, 2003, INVESCO - National Asset Management Corporation (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.50% based upon the average daily net assets of the Fund. For the year ended, April 30, 2003, the Fund incurred $96,571 in advisory fees.

   The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses to 0.95% of average net assets (the "expense cap"). Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund's operations. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses. For the year ended April 30, 2003, the Advisor reduced its fees and absorbed Fund expenses in the amount of $55,469; no amounts were reimbursed to the Advisor. Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $257,513 at April 30, 2003, and will expire unless recaptured before the end of the fiscal years as follows:

                Year             Amount
                ----             ------
                2005            $157,391
                2006            $100,122

   U.S. Bancorp Fund Services, LLC (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund's expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

Fund asset level                             Fee rate
----------------                             --------
Less than $15 million                        $30,000
$15 million to less than $50 million         0.20% of average daily net assets
$50 million to less than $100 million        0.15% of average daily net assets
$100 million to less than $150 million       0.10% of average daily net assets
More than $150 million                       0.05% of average daily net assets

   Quasar Distributors, LLC (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

   Certain officers of the Fund are also officers of the Administrator.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

   For the year ended, April 30, 2003, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $5,839,951 and $8,623,267, respectively.

NOTE 5 - INCOME TAXES

   Net investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and losses realized subsequent to October 31 on the sale of securities.

   As of April 30, 2003, the components of net assets on a tax basis were as follows:

   Cost of investments                                $19,174,224

   Gross tax unrealized appreciation                  $   534,106
   Gross tax unrealized depreciation                   (3,342,889)
                                                      -----------
   Net tax unrealized depreciation                    $(2,808,783)
                                                      -----------
                                                      -----------

   Capital loss carryforwards expire as follows:

                Year         Amount
                ----         ------
                2010      $  (312,802)
                2011       (2,881,258)
                          -----------
                          $(3,194,060)
                          -----------
                          -----------

   At April 30, 2003, the Fund had deferred capital losses occurring subsequent to October 31, 2002 of ($3,217,903). For tax purposes, such losses will be deferred until the year ending April 30, 2004.

   The tax composition of dividends during the year ended April 30, 2003, was as follows:

                                  2003        2002
                                  ----        ----
   Ordinary income              $34,779     $64,736
   Long term capital gains           --      58,763

   As of April 30, 2003, the components of distributable earnings, on a tax basis, were as follows:

   Undistributed ordinary income         $79,467
                                         -------
                                         -------

NOTE 6 - SUBSEQUENT EVENTS

   On June 13, 2003, PricewaterhouseCoopers LLP ("PwC") resigned as the independent auditors for the National Asset Management Core Equity Fund (the "Fund"), a series of Advisors Series Trust (the "Company"). On June 13, 2003, the Company retained Tait Weller & Baker CPA's, LLP ("Tait") as the independent auditors for the Funds. The retention of Tait as the independent auditors of the Fund has been approved by the Company's Audit Committee and Board of Trustees.

   The reports of PwC on the financial statements of the Fund for the past two fiscal years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

   In connection with its audits for the two most recent fiscal years and through June 13, 2003, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC would have caused them to make reference thereto in their report on the financial statements for such years.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of National Asset Management Core Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of National Asset Management Core Equity Fund, a series of Advisor Series Trust (the "Fund"), at April 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
June 6, 2003

INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)

This chart provides information about the Trustees and Officers who oversee your Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

NAME, AGE                                                                                           NUMBER OF
ADDRESS                                                                               TRUSTEE    FUNDS IN COMPLEX
PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS                                        OF FUND        OVERSEEN
AND OTHER DIRECTORSHIPS                                                                SINCE        BY TRUSTEE
----------------------------------------------                                        -------    ----------------
Walter E. Auch, Born 1921                                                               1997            16
2020 E. Financial Way
Glendora, CA  91741
Management Consultant.
Other Directorships: Nicholas-Applegate Funds, Citigroup, Legend Properties,
Pimco Advisors, LLP and  Senele Group

James Clayburn LaForce, Born 1927                                                       2002            16
2020 E. Financial Way
Glendora, CA  91741
Dean Emeritus, John E. Anderson Graduate School of Management,
University of California, Los Angeles.
Other Directorships: The Payden & Rygel Investment Group, The Metzler/Payden
Investment Group, PIC Investment Trust, PIC Small Cap Portfolio, PIC Balanced
Portfolio, PIC Growth Portfolio, PIC Mid Cap Portfolio, Black Rock Funds,
Jacobs Engineering, Arena Pharmaceuticals, Cancervax

Donald E. O'Connor, Born 1936                                                           1997            16
2020 E. Financial Way
Glendora, CA  91741
Financial Consultant, formerly Executive Vice President and Chief Operating
Officer of ICI Mutual Insurance Company (until January, 1997).
Other Directorships: The Forward Funds

George J. Rebhan, Born 1934                                                             2002            16
2020 E. Financial Way
Glendora, CA  91741
Retired; formerly President, Hotchkis and Wiley Funds (mutual funds)
from 1985 to 1993.
Other Directorships: E*Trade Funds

George T. Wofford III, Born 1939                                                        1997            16
2020 E. Financial Way
Glendora, CA  91741
Senior Vice President, Information Services, Federal Home Loan Bank of
San Francisco.
Other Directorships: None

INTERESTED TRUSTEES AND OFFICERS

Eric M. Banhazl, Born 1957                                                              1997            16
2020 E. Financial Way
Glendora, CA 91741
Trustee and President
Senior Vice President, U.S. Bancorp Fund Services, LLC, the Fund's
administrator (since July 2001); Treasurer, Investec Funds; formerly,
Executive Vice President, Investment Company Administration, LLC
("ICA") (The Fund's former administrator).
Other Directorships: None

Chad E. Fickett, Born 1973                                                              2002            16
615 E. Michigan Street
Milwaukee, WI 53202
Secretary
Compliance Administrator, U.S. Bancorp Fund Services, LLC
(since July 2000).
Directorships: None

Douglas G. Hess, Born 1967                                                              2002            16
615 E. Michigan Street
Milwaukee, WI 53202
Treasurer
Vice President Compliance and Administration, U.S. Bancorp
Fund Services, LLC (since March 1997).
Directorships: None

                                    ADVISOR
                      INVESCO - National Asset Management
                       400 West Market Street, Suite 2500
                              Louisville, KY 40202

                                  DISTRIBUTOR
                            Quasar Distributors, LLC
                      615 East Michigan Street, 2nd Floor
                              Milwaukee, WI 53202

                                   CUSTODIAN
                                U.S. Bank, N.A.
                               425 Walnut Street
                              Cincinnati, OH 45202

                                 TRANSFER AGENT
                        U.S. Bancorp Fund Services, LLC
                      615 East Michigan Street, 2nd Floor
                              Milwaukee, WI 53202
                                 1-800-576-8229

                              INDEPENDENT AUDITORS
                          PricewaterhouseCoopers, LLP
                           100 East Wisconsin Avenue
                              Milwaukee, WI 53202

                                 LEGAL COUNSEL
                     Paul, Hastings, Janofsky & Walker, LLP
                          55 Second Street, 24th Floor
                            San Francisco, CA 94105

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. For a current prospectus please call 1-800-576-8229.

Past performance results shown in this report should not be considered a representation of future performance. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

ITEM 2. CODE OF ETHICS.
-----------------------

Not applicable to annual reports filed for periods ending before July 15, 2003.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
-----------------------------------------

Not applicable to annual reports filed for periods ending before July 15, 2003.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

Not required for annual reports filed for periods ending before December 15, 2003.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable.

ITEM 6. [RESERVED]
------------------

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES
-------------------------------

Not applicable.

ITEM 8. [RESERVED]
------------------

ITEM 9. CONTROLS AND PROCEDURES.
--------------------------------

(a) Based on their evaluation of the Registrant's Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant's President and Treasurer/CFO have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant's management, as appropriate, to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10. EXHIBITS.
------------------

(a) Any code of ethics or amendment thereto. Not applicable to annual reports for periods ending before July 15, 2003.

(b) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(c) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     (Registrant)   Advisors Series Trust
                    ----------------------------

     By (Signature and Title)  /s/ Eric M. Banhazl
                              ----------------------------------------
                               Eric M. Banhazl, President

     Date      7/3/03
            ------------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     (Registrant)   Advisors Series Trust
                    ----------------------------

     By (Signature and Title)  /s/ Doug Hess
                              ----------------------------------------
                               Doug Hess, Treasurer

     Date      7/3/03
            ------------------------------